UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Exicure, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Exicure, Inc.
2430 N. Halsted Street
Chicago, Illinois 60614
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, MAY 27, 2022

To the stockholders of Exicure, Inc.:
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Exicure, Inc., a Delaware corporation (the “Company”), will be held virtually and exclusively online via a live audio-only webcast on Friday, May 27, 2022, at 1:00 p.m., Central Time for the following purposes:
1.   To elect the two (2) nominees for director named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2.   To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.   To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-10 to 1-for-30, with such ratio to be determined in the discretion of the Board of Directors; and
4.   To conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
You will be able to attend the Annual Meeting online, submit your questions during the Annual Meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/XCUR2022. Because the Annual Meeting is being conducted electronically, you will not be able to attend the Annual Meeting in person.
The record date for the Annual Meeting is April 7, 2022. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournments or postponements thereof. To participate in and vote at the Annual Meeting, stockholders will need the unique 16-digit control number (printed in the box marked by the arrow) in their Notice of Internet Availability of Proxy Materials or proxy card (if you requested a printed copy of the proxy materials).

Your vote is very important. Whether or not you attend the Annual Meeting virtually, it is important that your shares be represented. You may vote your proxy by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the Proxy Statement. If you participate virtually in the Annual Meeting, you may vote at that time, even if you previously submitted your vote. Even if you plan to participate in the Annual Meeting, we urge you to vote as soon as possible over the Internet, by telephone or by mail as described in the Proxy Statement.
By Order of the Board of Directors,
/s/ Matthias Schroff, Ph.D.

Matthias Schroff, Ph.D.
Chief Executive Officer
Chicago, Illinois
April  , 2022

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 27, 2022

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING PROCEDURES
Why am I receiving these materials?
We are providing you with these proxy materials because the Board of Directors (the “Board of Directors” or “Board”) of Exicure, Inc. (“Exicure,” the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof. The Annual Meeting will be held on Friday, May 27, 2022, at 1:00 p.m., Central Time virtually and exclusively online via live audio-only webcast at www.virtualshareholdermeeting.com/XCUR2022.
Why are you holding a virtual Annual Meeting?
Due to ongoing public health concerns regarding the COVID-19 pandemic and to support the health and well-being of our stockholders, the Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board or management. Just as we did during our in-person meetings and last year’s annual meeting, during the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits.
Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?
In accordance with the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on or about April 12, 2022 to all stockholders of record entitled to vote at the Annual Meeting. The proxy materials, including the Notice of 2022 Annual Meeting of Stockholders, this Proxy Statement and accompanying proxy card or, for shares held in street name (held for your account by a broker or other nominee), voting instruction form, and the Annual Report on Form 10-K for the year ended December 31, 2021 will be made available to stockholders on the Internet on the same date.
Will I receive any other proxy materials by mail?
You will not receive any additional proxy materials via mail unless (1) you request a printed copy of the proxy materials in accordance with the instructions set forth in the Notice or (2) we elect, in our discretion,

to send you a proxy card and a second Notice of Internet Availability of Proxy Materials, which we may send on or after April   , 2022.
How do I attend the Annual Meeting?
The Annual Meeting is being held in a virtual-only format this year; you cannot attend the Annual Meeting physically. . Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. The Annual Meeting will be held on Friday, May 27, 2022, at 1:00 p.m., Central Time in a virtual meeting format only, live via the Internet at www.virtualshareholdermeeting.com/XCUR2022. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:30 p.m. Central Time, and you should allow ample time for the check-in procedures. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
In order to enter the Annual Meeting virtually, you will need the unique 16-digit control number, which is included in the Notice or on your proxy card if you are a stockholder of record of the shares, or included with your voting instruction card and voting instructions received from your broker, bank, trustee, or nominee if you are the beneficial owner of the shares held in “street name.”
What if I have technical difficulties during the check-in time or during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the live audio webcast for the Annual Meeting. Please be sure to check in by 12:30 p.m. Central Time on May 27, 2022, the day of the Annual Meeting, so we may address any technical difficulties before the live audio webcast for the Annual Meeting begins.
The platform we are using for the live audio webcast for the Annual Meeting will require a software installation or the ability to run a temporary application in order for you to join the live audio webcast for the Annual Meeting.
What if I cannot virtually attend the Annual Meeting?
You may vote your shares electronically before the meeting by Internet, by proxy or by telephone as described below. You do not need to access the Annual Meeting audio-only webcast to vote if you submitted your vote via proxy, by Internet or by telephone in advance of the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 7, 2022 will be entitled to vote at the Annual Meeting. On this record date, there were        shares of common stock outstanding that will be entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on April 7, 2022, your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote electronically over the Internet during the Annual Meeting or vote by proxy. Even if you plan to attend the virtual Annual Meeting, we urge you to submit your proxy in advance on the Internet or by phone as instructed in the Notice or by proxy by mail by requesting a paper copy of the proxy materials as instructed in the Notice, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on April 7, 2022, your shares are held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and the proxy materials and proxy card are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. Your brokerage firm, bank or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares.
You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically over the Internet at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
What am I being asked to vote on?
There are three matters scheduled for a vote:
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Proposal 1: Election of two Class II directors to hold office until the 2025 Annual Meeting of Stockholders;

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Proposal 2: Ratification of the selection by the Audit Committee of the Board of Directors of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

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Proposal 3: Approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1-for-10 to 1-for-30, with such ratio to be determined in the discretion of the Board of Directors.

What is our voting recommendation?
Our Board of Directors recommends that you vote your shares:
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“FOR” the election of each of the named nominees;

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“FOR” the ratification of the selection by the Audit Committee of the Board of Directors of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

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“FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1-for-10 to 1-for-30, with such ratio to be determined in the discretion of the Board of Directors.

Will other matters be voted on at the Annual Meeting?
Our Board of Directors knows of no matters to be presented for consideration at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “FOR” all the nominees to the Board of Directors or you may “WITHHOLD” your vote for any nominee you specify. Proxies cannot be voted for a greater number of persons than the two nominees named in this Proxy Statement. For Proposal 2 and Proposal 3, you may vote “FOR” or “AGAINST” or abstain from voting.
The procedures for voting are:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of April 7, 2022, you may vote by Internet before or during the Annual Meeting. You may also vote by proxy over the Internet or by phone by following the instructions provided in the Notice or, if you request printed copies of the proxy materials by mail, you may vote by mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote electronically at the Annual Meeting if you have already voted by proxy. You may vote as follows:

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To vote through the Internet before the Annual Meeting, please visit www.proxyvote.com and follow the instructions provided on the Notice or the proxy card. You will be asked to provide the control number from the Notice and follow the instructions. Your vote must be received by 11:59 p.m., Eastern Time, on May 26, 2022 to be counted.

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To vote through the Internet during the Annual Meeting, please visit www.virtualshareholdermeeting.com/XCUR2022 and have available the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

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To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time, on May 26, 2022 to be counted.

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To vote by mail, request a paper copy of the proxy materials by following the instructions on the Notice and complete, sign and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice and voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted. To vote electronically at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with the Notice, or contact your broker, bank or other agent.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote: by telephone, through the Internet, by requesting and returning a printed proxy card or by submitting a ballot electronically during the Annual Meeting.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of the close of business on April 7, 2022.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by telephone, through the Internet, by completing the printed proxy card that may be delivered to you or voting electronically at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of all two nominees for director, “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1-for-10 to 1-for-30, with such ratio to be determined in the discretion of the Board of Directors. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee, or in “street name,” and you will need to obtain a proxy form from the organization that holds your shares and follow the instructions included on that form regarding how to instruct the organization to vote your shares. If you do not give instructions to your broker, bank or other agent, it can vote your shares with respect to “discretionary” items but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges, and, in the absence of your voting instructions, your broker, bank or other agent may vote your shares held in street name on such proposals. Non-discretionary items are proposals considered non-routine under the rules of various national securities exchanges, and, in the absence of your voting instructions, your broker, bank or other agent may not vote your shares held in street name on such proposals and the shares will be treated as broker non-votes. Proposal 1 is considered a non-routine matter under the applicable rules. If you do not give your broker specific instructions, the broker may not vote your shares on Proposal 1 and therefore there may be broker non-votes on Proposal 1. Proposal 2 and Proposal 3 are considered to be “routine” matters, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2 and Proposal 3.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal 1 to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to Proposal 2 and Proposal 3, votes “For” and “Against,” and abstentions. Broker non-votes and abstentions on Proposal 1 will have no effect and will not be counted towards the vote total for the proposal. Abstentions will be counted towards the vote total for Proposal 2 and Proposal 3 and will have the same effect as “Against” votes.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposal 1 is considered to be “non-routine” under NYSE rules and we, therefore, expect broker non-votes to exist in connection with Proposal 1.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal No.	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present or represented by proxy and entitled to	No effect	No effect

Proposal No.	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
vote on the election of directors. The three nominees receiving the most “FOR” votes will be elected as directors; withheld votes will have no effect
2	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	“FOR” votes from the holders of a majority of shares present or represented by proxy and entitled to vote on the subject matter	Against	Not applicable(1)
3	Approval of an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our outstanding shares of common stock	“FOR” votes from the holders of a majority of the outstanding shares of our common stock on the record date	Against	Not applicable(1)

(1)
This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card with a later date (which automatically revokes the earlier proxy).

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You may send a timely written notice that you are revoking your earlier-dated proxy to our Corporate Secretary c/o Exicure, Inc., 2430 N. Halsted Street, Chicago, Illinois 60614.

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You may attend the Annual Meeting virtually and vote electronically. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
What is the quorum requirement?
A quorum of stockholders is necessary to take any action at the meeting, other than to adjourn the meeting. The presence, in person, by remove communication or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote will constitute a quorum. On April 7, 2022,

there were      shares of common stock outstanding and entitled to vote. Thus, the holders of         shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or other agent) or if you virtually attend the Annual Meeting and vote by Internet during the Annual Meeting by visiting www.virtualshareholdermeeting.com/XCUR2022. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person, by remote communication or represented by proxy may adjourn the meeting to another date.
Who will serve as inspector of elections?
A representative of Broadridge Financial Solutions, Inc. will serve as the inspector of elections.
Who is paying for this proxy solicitation?
We will pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. Morrow Sodali LLC has been retained to assist in the solicitation of proxies for a fee of $      plus distribution costs and other expenses. We are soliciting proxies primarily through the distribution of Notices of Internet Availability of Proxy Materials. In addition, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please vote by proxy according to each Notice to ensure that all of your shares are voted.
Can I elect to receive electronic delivery of the Company’s proxy materials?
In addition, any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. A stockholder who chooses to receive future proxy materials by email will receive an email prior to next year’s annual meeting with instructions containing a link to those materials and a link to the proxy voting website. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates it.
When are stockholder proposals and director nominations due for next year’s annual meeting?
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), certain stockholder proposals may be eligible for inclusion in our 2023 proxy statement. Any such proposal must be submitted in writing by December 13, 2022 to our Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614. If we change the date of our 2023 Annual Meeting of Stockholders by more than thirty days from the date of the previous year’s annual meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that if you wish to submit a proposal that is not to be included in the proxy statement for our 2023 Annual Meeting of Stockholders or nominate a director, a timely written notice of a stockholder proposal must be delivered to, or mailed and received by, our Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614, no earlier than January 27, 2023 (120 days prior to the first anniversary of our 2022 Annual Meeting of Stockholders) and no later than the close of business on February 26, 2023 (90 days prior to the first anniversary of our 2022 Annual Meeting of Stockholders), which notice must contain the information specified in our bylaws. If we change the date of our 2023 Annual Meeting of Stockholders by more than 30 days before, or more than 60 days after, the one-year anniversary of the 2022 Annual Meeting of Stockholders, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the 90th day prior to our 2023 Annual Meeting of Stockholders or, if later, the 10th day following the day on which certain public disclosure as described in our bylaws of the meeting date is made. The public announcement of an adjournment or postponement of the 2023 Annual Meeting of Stockholders does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Proxy Statement. You are advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 28, 2023. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our bylaws as described above.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Any vacancies on our Board of Directors resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected to fill a vacancy shall hold office for the remainder of the unexpired term in which the vacancy occurred or newly created directorship was created and until such director’s successor shall have been elected and qualified.
Our Board of Directors presently has five directors. There are two Class II directors whose terms of office expire in 2022: Bali Muralidhar, M.D., Ph.D. and James Sulat. Dr. Muralidhar and Mr. Sulat, both current directors, have been nominated for reelection at the Annual Meeting by the Nominating and Corporate Governance Committee. Dr. Muralidhar and Mr. Sulat were appointed to the Board of Directors by the Board of Directors in August 2019 and January 2021, respectively, to fill vacancies on the Board. If elected at the Annual Meeting, each of these nominees would serve until the 2025 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to encourage directors and nominees for director to attend the Annual Meeting. All of the nine then-current directors attended the 2021 Annual Meeting of Stockholders by teleconference.
Vote Required
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, if a quorum is present, the two nominees receiving the highest number of affirmative votes will be elected as Class II directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. Proxies cannot be voted for a greater number of persons than the two nominees named in this Proxy Statement. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would otherwise be voted for such nominee will be voted for the election of a substitute nominee proposed by the Nominating and Corporate Governance Committee and nominated by the Board of Directors. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Director Nominees and Continuing Directors
The following is a brief biography of each nominee for director and each director whose term of office will continue after the Annual Meeting, and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director, as of the date of this Proxy Statement.
Nominees for Election as a Class II Director for a Three-Year Term Expiring at the 2025 Annual Meeting of Stockholders
Name	Position	Age
Bali Muralidhar, M.D., Ph.D.	Director	42
James Sulat	Director	71
Bali Muralidhar, M.D., Ph.D. has served as a member of our Board of Directors since August 2019. Dr. Muralidhar current serves as a partner at Abingworth LLP, an international investment group dedicated to life sciences, a position he has held since March 2019. Prior to joining Abingworth, Dr. Muralidhar served as a senior partner at MVM Partners LLP from November 2012 to March 2019. Prior to that, he was a member of Bain Capital LP’s leverage buyout team, focusing on healthcare, from April 2011 to November 2012. Dr. Muralidhar serves a member of the board of directors of Spruce Biosciences, Inc., a publicly traded biopharmaceutical company, since February 2020 and as a member of the board of directors of NuCana plc, a publicly traded biopharmaceutical company, since October 2020. He previously served on the supervisory board of Valneva SE, a European biotechnology company traded on the Vienna Stock Exchange, from May 2017 to December 2019, and on the board of directors of Wilson Therapeutics AB, a Swedish biopharmaceutical company traded on Nasdaq Stockholm. Dr. Muralidhar earned a M.D. in clinical medicine from the University of Oxford and has a Ph.D. in translational cancer research from the MRC Cancer Cell Unit, University of Cambridge. Our Board believes that Dr. Muralidhar’s experience working with and investing in companies in the life sciences industry qualifies him to serve on the Board.
James Sulat has served as a member of our Board of Directors since January 2021. From 2009 to 2013, Mr. Sulat served as Chief Executive Officer and Chief Financial Officer of Maxygen, Inc., a public biopharmaceutical company, and was a member of Maxygen’s board of directors from 2003 to 2013. From 2005 until 2008, Mr. Sulat served in several roles of increasing responsibility at Memory Pharmaceuticals Corp., including serving as its President and Chief Executive Officer from 2005 to 2008, as its Chief Financial Officer during 2008, and as a member of its board of directors from 2005 to 2009. Mr. Sulat served as the chairman of the board of directors of Momenta Pharmaceuticals, Inc., a public biotechnology company, and as a member of its audit committee and its nominating and corporate governance committee from 2008 to July 2019. Since 2005, Mr. Sulat has served on the supervisory board of Intercell AG and, its successor company, Valneva SE, a public European biotechnology company. Mr. Sulat has also served on the board of directors of GS Holdings, Inc., a private biotechnology company, since October 2021. Mr. Sulat served on the board of directors of Tolero Pharmaceuticals, Inc., a private biopharmaceutical company, from April 2015 to January 2017, on the board of directors of AMAG Pharmaceuticals, Inc., a public biotechnology company, from April 2014 to November 2020, and on the board of directors of Arch Therapeutics, Inc., a public medical device company, from August 2015 to December 2021. Mr. Sulat received his B.S. in Administrative Sciences from Yale University. He received his M.B.A. and his M.S. in Health Services Administration from Stanford University. Our Board believes Mr. Sulat’s experience in the pharmaceutical industry, expertise in corporate finance and public company board experience qualifies him to serve on the Board.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.
Class III Directors Continuing in Office until the 2023 Annual Meeting of Stockholders
Name	Position	Age
Jeffrey L. Cleland, Ph.D.	Director	57
Jeffrey L. Cleland, Ph.D. has served as a member of our Board of Directors since July 2019. Dr. Cleland is the co-founder, chairman, chief executive officer and president of Ashvattha Therapeutics, Inc., a position he has held since September 2019. He previously served as the chief executive officer, president and director of Graybug Vision, Inc. from May 2016 to September 2018, and as interim chief executive officer of GrayBug, Inc. from May 2015 to May 2016. Dr. Cleland co-founded Versartis, Inc. in 2008 and served as its chief executive officer and president from May 2009 to May 2015. Dr. Cleland also founded and served as a chief executive officer and director for Diartis Pharmaceuticals, Inc., from December 2010 to March 2013. Dr. Cleland also acted as an adjunct assistant professor at University of the Pacific, University of Kansas, and University of Colorado. He currently serves as a member of the board of directors of Zylem, Inc., a private biotechnology company. Dr. Cleland holds a B.S. in Chemical Engineering from the University of California, Davis and a Ph.D. in Chemical Engineering from the Massachusetts Institute of Technology. Our Board believes that Dr. Cleland’s experience in drug development and as a director and executive at various biopharmaceutical companies qualify him to serve on the Board.
Class I Directors Continuing in Office until the 2024 Annual Meeting of Stockholders
Name	Position	Age
Matthias Schroff, Ph.D.	Chief Executive Officer, Director	54
Elizabeth Garofalo, M.D.	Director	65
Matthias Schroff, Ph.D. has served as our Chief Executive Officer and a member of our Board of Directors since February 2022. Prior to his appointment as our Chief Executive Officer, Dr. Schroff served as our Chief Scientific Officer from December 2021 to February 2022 and as our Chief Operating Officer

from April 2018 to December 2021. Prior to joining us, from September 2016 until December 31, 2017, Dr. Schroff served as the chief executive officer for VAXIMM AG, a Swiss/German biotech company. Prior to that, from January 2008 until December 2015, Dr. Schroff served as the chief executive officer of Mologen AG, a publicly traded German biopharmaceutical company. Dr. Schroff is the co-inventor on numerous patents in the field of immuno-oncology, RNAi and gene expression, including a TLR9 agonist that is now in late-stage clinical development for various cancer indications. Dr. Schroff received his Ph.D. in molecular biology from Freie Universität Berlin and a degree in biochemistry from Leibniz Universität Hannover. Our Board believes that Dr. Schroff’s experience in biotechnology research and development qualify him to serve on the Board.
Elizabeth Garofalo, M.D. has served as a member of our Board of Directors since March 2021 and as Chair of our Board of Directors since February 2022. Dr. Garofalo has served as the principal for EAG Pharma Consulting LLC, a position she has held since 2016. Prior to 2016, she served in numerous leadership roles including as senior vice president and Global Head of Clinical Development and member of the Novartis Global Development Leadership Team, chair of the Novartis Portfolio Stewardship Board and Co-Head of the Novartis Neuroscience Franchise. Prior to that, she was vice president and head of the Neuroscience Therapy Area at Astellas. She started her career at Parke-Davis/Pfizer where she had jobs of increasing responsibility including Ann Arbor Site Head of Neuroscience and Ann Arbor Site Head of Worldwide Regulatory Affairs. She currently serves on the board for the Institute for Advanced Clinical Trials in Children, and is the chair of the Business Advisory Board for the Epilepsy Foundation of America. Dr. Garofalo also serves on the board of directors of Acadia Pharmaceuticals, Inc., a position she has held since September 2020, and on the board of directors of Alector, Inc., a position she has held since September 2021. Dr. Garofalo earned her M.D. from the Indiana University School of Medicine where she completed her Pediatric Residency. She completed fellowships in Pediatric Neurology and Epilepsy at the University of Michigan Medical School. Our Board believes that Dr. Garofalo’s experience in biotechnology and pharmaceutical industries qualify her to serve on the Board.
Board Diversity
The Board Diversity Matrix below provides the diversity statistics for our Board of Directors.
Board Diversity Matrix (As of March 31, 2022)
Total Number of Directors	5
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited our financial statements since our inception in 2011. Representatives of KPMG LLP are expected to participate virtually in the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.
Vote Required
The affirmative vote of the holders of a majority of the shares present in person, by remote communication or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of KPMG LLP.
Independent Registered Public Accounting Firm Fees and Services
The following table sets forth the aggregate fees billed to us for the years ended December 31, 2021 and 2020 by KPMG LLP, our independent registered public accounting firm.
	Year Ended December 31,
	2021	2020
Audit Fees(1)	$543,000	$482,000
Audit-Related Fees(2)	120,500	160,000
Total Fees	$663,500	$642,000

(1)
Audit fees for the fiscal years ended December 31, 2021 and 2020 consist of fees for professional services rendered in connection with the audit of our annual financial statements and review of our quarterly financial statements.

(2)
Audit-related fees for the fiscal years ended December 31, 2021 and 2020 consist principally of fees for professional services rendered that are reasonably related to the performance of the audit or review of our financial statements and fees related to assistance with registration statements filed with the SEC.

All fees described above were pre-approved by the Audit Committee of the Board of Directors.
Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services provided by our independent registered public accounting firm, KPMG LLP. The policy generally requires pre-approval for specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee will review both audit and non-audit services performed by KPMG LLP and the fees charged for such services on at least an annual basis. Among other things, the Audit Committee will review non-audit services proposed to be provided by KPMG LLP and pre-approve such services only if they are compatible with maintaining KPMG LLP’s status as an independent registered public accounting firm. All services provided by KPMG LLP in 2021 and 2020 were pre-approved by our Audit Committee after review of each of the services proposed for approval.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3
APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK
General
Our Board of Directors has adopted and is recommending that our stockholders approve a series of alternate amendments to our Amended and Restated Certificate of Incorporation, and thereby, authorize our Board of Directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of our outstanding shares of common stock. Holders of our common stock are being asked to approve a series of alternate amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1-for-10 to 1-for-30, with such ratio to be determined in the discretion of our Board of Directors. Pursuant to the law of the State of Delaware, our state of incorporation, if our Board of Directors adopts any amendment to our Amended and Restated Certificate of Incorporation, the amendment must be submitted to our stockholders for their approval. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split is attached as Annex A to this Proxy Statement. However, the text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board of Directors deems necessary and advisable to effect the proposed amendment of our Amended and Restated Certificate of Incorporation.
By approving this proposal, stockholders will approve a series of alternate amendments to our Amended and Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including 10 and 30 would be combined into one share of our common stock, and authorize our Board of Directors to file only one such amendment, as determined by our Board of Directors in the manner described herein, and to abandon each amendment not selected by our Board of Directors. Our Board of Directors believes that stockholder approval of amendments granting our Board of Directors this discretion, rather than approval of a specified exchange ratio, provides our Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in our best interests and the best interests of our stockholders. Our Board of Directors may effect only one reverse stock split as a result of this authorization. Our Board of Directors may also elect not to do any reverse split. Our Board of Directors’ decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock, and the continued listing requirements of The Nasdaq Capital Market (“Nasdaq”). Although our stockholders may approve the reverse stock split, we will not effect the reverse stock split if our Board of Directors does not deem it to be in our best interests and the best interests of our stockholders. The reverse split will take effect, if at all, after it is approved by our stockholders holding a majority of the shares of our common stock outstanding, is deemed by the Board of Directors to be in our best interests and the best interests of our stockholders, and after filing the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.
Vote Required
The affirmative vote of a majority of the outstanding shares of our common stock on the record date will be required to approve an amendment to our Amended and Restated Certificate of incorporation to effect a reverse stock split of our common stock.
Background
Our common stock is currently quoted on Nasdaq. In order for our common stock to continue to be quoted on Nasdaq, we must satisfy various listing maintenance standards established by Nasdaq. Among other things, our common stock must have a minimum bid price of at least $1.00 per share. If we are unable to meet the Nasdaq requirements, our common stock may be transferred to the OTC Bulletin Board or in the “pink sheets” maintained by the National Quotation Bureau.

Under Nasdaq’s listing maintenance standards for The Nasdaq Capital Market, if the closing bid price of our common stock is under $1.00 per share for 30 consecutive business days and does not thereafter reach $1.00 per share or higher for a minimum of ten consecutive business days during the applicable grace period following notification by Nasdaq, Nasdaq may delist our common stock from trading. If a delisting from Nasdaq were to occur, our common stock would trade on the OTC Bulletin Board or in the “pink sheets.” Such alternatives are generally considered to be less efficient markets and not as broad as Nasdaq.
On December 30, 2021, Nasdaq notified us that the bid price of our common stock had closed below the required $1.00 per share for 30 consecutive trading days, and, accordingly, that we did not comply with the applicable Nasdaq minimum bid price requirement. We were provided 180 calendar days by Nasdaq to regain compliance with this requirement, or until June 28, 2022.
Our Board of Directors adopted resolutions, subject to approval by our stockholders, to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1-for-10 to 1-for-30, with such ratio to be determined in the discretion of our Board of Directors. These resolutions were approved as a means of increasing the share price of our common stock above $1.00, which is required for continued listing on Nasdaq.
Purpose and Material Effects of Proposed Reverse Split
One of the key requirements for continued listing on Nasdaq is that our common stock must maintain a minimum bid price above $1.00 per share. We believe that the reverse split will improve the price level of our common stock so that we are able to maintain compliance with the Nasdaq minimum bid price listing standard. We also believe that the higher share price could help generate interest in us among investors. Furthermore, we believe that maintaining our Nasdaq listing may provide us with a broader market for our common stock.
However, the effect of the reverse split upon the market price for our common stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of our common stock after the reverse split may not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse split. The market price per post-reverse split share may not either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq. The market price of our common stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.
The reverse split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process.
The principal effect of the reverse split will be that (i) the number of shares of common stock issued and outstanding will be reduced to a number of shares between and including one-tenth to one-thirtieth, as the case may be based on the ratio for the reverse stock split as determined by our Board of Directors, of the number of shares outstanding on the date of the reverse stock split, (ii) all outstanding options entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options, between and including one-tenth to one-thirtieth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options immediately preceding the reverse split at an exercise price equal to between and including 10 to 30 times the exercise price specified before the reverse split, resulting in the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse split, as the case may be based on the ratio for the reverse stock split as determined by our Board of Directors, and (iii) the number of shares reserved for issuance pursuant to our 2017 Equity Incentive Plan will be reduced to between and including one-tenth to one-thirtieth of the number of shares then included in such plan, as the case may be based on the ratio for the reverse stock split as determined by our Board of Directors.

The following table contains approximate information, based on share information as of April 7, 2022 (the record date for the Annual Meeting), relating to our outstanding common stock based on selected proposed reverse stock split ratios within the range of reverse stock split ratios to be authorized by our stockholders, without giving effect to the treatment of fractional shares:
Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-reverse stock split	200,000,000	[ ]	[ ]	[ ]
Post-reverse stock split 1:10	200,000,000	[ ]	[ ]	[ ]
Post-reverse stock split 1:15	200,000,000	[ ]	[ ]	[ ]
Post-reverse stock split 1:20	200,000,000	[ ]	[ ]	[ ]
Post-reverse stock split 1:25	200,000,000	[ ]	[ ]	[ ]
Post-reverse stock split 1:30	200,000,000	[ ]	[ ]	[ ]
The reverse split will not affect the par value of our common stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to the common stock will be reduced to between and including one-tenth to one-thirtieth of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our Board of Directors, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.
The amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.
Because our authorized common stock will not be reduced by the reverse stock split, the overall effect will be an increase in authorized but unissued shares of common stock. These shares may be issued by our Board of Directors in its discretion. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of common stock.
While our Board of Directors believes it advisable to authorize and approve the reverse stock split for the reasons set forth above, our Board of Directors is aware that the increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect. Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control the Company. The reverse stock split is not being recommended by our Board of Directors as part of an anti-takeover strategy.
Certain Effects of the Reverse Split
Stockholders should recognize that if the reverse split is effectuated, they will own fewer shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the amendment divided by 10 to 30, as the case may be based on the ratio for the reverse stock split as determined by our Board of Directors). The reverse split will have no effect on the number of our currently authorized but unissued shares of common stock. While we expect that the reverse split will result in an increase in the market price of our common stock, the reverse split may not increase the market price of our common stock by a multiple equal to the exchange number or result in the permanent increase in the market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our common stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of the reverse split.

Furthermore, the possibility exists that liquidity in the market for our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. The reverse stock split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. Consequently, the reverse split may not achieve the desired results that have been outlined above.
Procedure for Effecting Reverse Split and Exchange of Stock Certificates
If the reverse split is approved by our stockholders, the reverse stock split would become effective at such time as it is deemed by our Board of Directors to be in our best interests and the best interests of our stockholders and we file the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware. Even if the reverse stock split is approved by our stockholders, our Board of Directors has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.
As soon as practicable after the effective time of the reverse stock split, stockholders will be notified that the reverse split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the reverse split indicating the number of shares of common stock you hold.
Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Beginning on the effective time of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
Fractional Shares
No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the reverse split as that stockholder did immediately prior to the reverse split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.
Criteria to be used for Decision to Apply the Reverse Stock Split
In the event that approval for the reverse stock split is obtained, our Board of Directors will be authorized to proceed with the reverse split. If our stock closes at a bid price equal to or greater than $1.00 for the ten business days prior to the Annual Meeting, our Board of Directors may delay its decision to execute the reverse stock split indefinitely. In that case, if at any time during the twelve month period following the Annual Meeting the stock price falls below $1.00 for a 30 day period and therefore fails to comply with the applicable Nasdaq minimum listing requirements, then the reverse stock split may be executed as a cure for this condition.
No Dissenter’s Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to our proposed amendment to our Amended and Restated Certificate of Incorporation to effect the reverse split and we will not independently provide our stockholders with any such right.
Federal Income Tax Consequences of the Reverse Split
The following summary of the federal income tax consequences of the reverse stock split is based on current law, including the Internal Revenue Code of 1986, as amended, and is for general information only. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state and local tax consequences are not discussed below. Accordingly, each stockholder should consult his or her tax adviser to determine the particular tax consequences to him or her of a reverse stock split, including the application and effect of federal, state, local and/or foreign income tax and other laws.
Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-reverse split shares of the common stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse split shares.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of March 14, 2022 by: (i) each of our directors and nominees for director; (ii) each of our named executive officers named in the 2021 Summary Compensation Table below; (iii) all of our current executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, or have the right to acquire such powers within 60 days. Common stock subject to options that are currently exercisable or exercisable within 60 days of March 14, 2022 are deemed to be outstanding and beneficially owned by the person holding the options. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them. Percentage ownership calculations are based on 122,792,877 shares outstanding as of March 14, 2022, adjusted as required by rules promulgated by the SEC.
This table is based upon information supplied by our officers, directors and principal stockholders and Schedules 13D, 13F and 13G filed with the SEC. Except as otherwise noted below, the address for each executive officer and director listed in the table is c/o Exicure, Inc., 2430 N. Halsted Street, Chicago, Illinois 60614.
	Beneficial Ownership
Beneficial Owner Greater than 5% Stockholders	Number of Shares Beneficially Owned (#)	Percentage of Common Stock Beneficially Owned (%)
AuraSense, LLC(1)	11,257,629	9.2%
Armistice Capital Master Fund Ltd.(2)	11,118,800	9.1%
Tybourne Capital Management (HK) Limited(3)	7,325,000	6.0%
Abingworth Bioventures VII, LP(4)	7,084,297	5.8%
Directors and Named Executive Officers
Elizabeth Garofalo, M.D.(5)	84,721	*
Jeffrey L. Cleland, Ph.D.(5)	107,296	*
Bali Muralidhar, M.D., Ph.D.(6)	7,084,297	5.8%
James Sulat(5)	65,115	*
Matthias Schroff, Ph.D.(5)	486,550	*
David A. Giljohann, Ph.D.(7)	2,503,595	2.0%
Brian C. Bock(8)	—	*
Douglas E. Feltner(9)	15,000	*
All directors and executive officers as a group (10 persons)(10)	10,594,947	8.4%

*
Indicates beneficial ownership of less than one percent of the outstanding shares of common stock.

(1)
This information has been obtained from a Form 4 filed on June 16, 2020 by AuraSense, LLC. The address of AuraSense, LLC is 2737 Blackhawk Rd., Wilmette, IL 60091.

(2)
This information has been obtained from a Schedule 13G filed on February 14, 2022 by Armistice Capital, LLC (“Armistice Capital”). This amount, as of December 31, 2021, includes 11,118,800 shares over which Armistice Capital has shared voting power and shared dispositive power. Armistice Capital is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the shares, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Company held by the Master Fund and thus may be deemed to beneficially own the securities of the Company held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Company directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital. The address of Armistice Capital, LLC is 510 Madison Avenue, 7th Floor, New York, New York 10022.
(3)
This information has been obtained from a Schedule 13F filed on February 25, 2022 by Tybourne Capital Management (HK) Limited. This amount, as of December 31, 2021, includes 7,325,000 shares over which Tybourne Capital Management (HK) Limited has sole voting power and sole dispositive power, respectively. The address of Tybourne Capital Management (HK) Limited is 30/F, AIA Central, 1 Connaught Road C, Hong Kong, K3.

(4)
This information has been obtained from a Schedule 13D filed on February 25, 2022 by Abingworth LLP. This amount, as of December 16, 2021, consists of (i) 6,977,000 shares of common stock held by Abingworth Bioventures VII, LP (“ABV VII”), over which ABV VII has sole voting power and shared dispositive power and (ii) 107,297 shares of common stock issuable upon exercise of stock options issued to Dr. Bali Muralidhar. Dr. Muralidhar is a Partner of Abingworth LLP (“Abingworth”). Under an agreement between Dr. Muralidhar and Abingworth, Dr. Muralidhar is deemed to hold the options and any shares of common stock issuable upon exercise of the options for the benefit of ABV VII, and must exercise the options solely upon the direction of Abingworth. As a result, for purposes of Rule 13d-3 under the Securities Exchange Act, each of ABV VII and Abingworth may be deemed to beneficially own the shares of common stock and the 107,297 shares of common stock underlying the option held by Dr. Muralidhar. Abingworth, as the investment manager of ABV VII, may be deemed to share voting and dispositive power over the shares held by ABV VII. The address of ABV VII is 38 Jermyn Street, London SW1Y 6DN, United Kingdom.

(5)
Consists of shares of common stock issuable upon the exercise of options exercisable within 60 days of March 14, 2022.

(6)
Consists of (i) 6,977,000 shares of common stock held by Abingworth Bioventures VII, LP as described in footnote (4) and (ii) 107,297 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 14, 2022. Bali Muralidhar, M.D., Ph.D., a member of our Board, is a partner of Abingworth LLP and may be deemed to share voting and dispositive power over the shares held by Abingworth Bioventures VII, LP. Dr. Muralidhar disclaims beneficial ownership of the shares held by Abingworth Bioventures VII, LP.

(7)
Dr. Giljohann resigned as a member of the Board, effective December 10, 2021. Effective January 31, 2022, Dr. Giljohann separated from the Company. Consists of (i) 38,666 shares of common stock held by Dr. Giljohann and (ii) 2,464,929 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 14, 2022. Dr. Giljohann, a member of AuraSense, LLC, does not have beneficial ownership of the shares held by AuraSense, LLC. Pursuant to the terms and conditions of a separation and transition agreement between us and Dr. Giljohann, dated as of January 31, 2022, Dr. Giljohann’s outstanding vested stock options as of January 31, 2022 shall remain exercisable until the earlier to occur of (a) December 10, 2022 and (b) the applicable option’s original expiration date.

(8)
Mr. Bock resigned as our Chief Executive Officer and a member of our Board of Directors effective February 4, 2022. He remains a consultant to the Company. In connection with Mr. Bock’s resignation from the Company on February 4, 2022, all stock options were forfeited.

(9)
Dr. Feltner separated from us effective January 30, 2022. Due to Dr. Feltner’s termination of employment, his outstanding stock options will expire on April 30, 2022.

(10)
Consists of (i) 7,054,703 shares of common stock held by members of our Board of Directors and current executive officers, including 6,977,000 shares of common stock held by Abingworth Bioventures VII, LP, for which Dr. Muralidhar be may deemed to share voting and dispositive power, and (ii) 3,540,244 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 14, 2022 held by all current executive officers, named executive officers and directors as a group.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Party Transactions
Our Board of Directors adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K promulgated under the Exchange Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds or will exceed the lesser of $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years and a related person had, has or will have a direct or indirect material interest, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. As provided by our Audit Committee charter, our Audit Committee is responsible for reviewing and approving in advance the related party transactions covered by our related transaction policies and procedures.
A related party transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee of our Board of Directors or the chairperson of the Audit Committee in accordance with the standards set forth in the policy after full disclosure of the related party’s interests in the transaction. As appropriate for the circumstances, the Audit Committee or the chairperson of the Audit Committee, as applicable, shall review and consider:
•
the related party’s interest in the transaction;

•
the approximate dollar value of the amount involved in the related party transaction;

•
the approximate dollar value of the amount of the related party’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in our ordinary course of business;

•
whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

•
required public disclosure, if any; and

•
any other information regarding the related party transaction in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Related Party Transactions
The following is a description of related party transactions we have entered into since January 1, 2020 with our directors, members of our senior management and holders of more than 5% of our outstanding voting securities and their affiliates, whom we refer to as our related persons, in which the amount involved exceeds the lesser or $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years and that are material to us, other than the compensation arrangements we describe in the sections titled “Director Compensation” and “Executive Compensation” in this Proxy Statement.
We have entered into various employment-related agreements and compensatory arrangements with our directors and executive officers that, among other things, provide for compensatory and certain severance and change in control benefits. For a description of these agreements and arrangements, see the sections titled Non-Employee Director Compensation Policy,” “Executive Compensation” and Director Compensation.”
Registered Direct Offering in December 2021
In connection with a registered direct offering of our common stock, pre-funded warrants and warrants to purchase shares of common stock in December 2021, Armistice Capital Master Fund Ltd. purchased securities in the offering at a combined purchase price of each share of our common stock and accompanying warrant of $0.3326 per share, and on the same terms as the other investors in the offering. As a result of such purchase, Armistice Capital Master Fund became a holder of more than 5% of our common stock.
The following table summarizes purchases of shares of our common stock in the offering by our related parties, including holders of more than 5% of our common stock:
Name	Shares of Common Stock	Pre-Funded Warrants	Warrants to Purchase Shares of Common Stock	Total Purchase Price
Armistice Capital Master Fund Ltd.(1)	10,000,000	21,569,454	15,784,727	$10,500,000

(1)
Armistice Capital, LLC (“Armistice Capital”) served as the investment manager of Armistice Capital Master Fund Ltd. and may be deemed to beneficially own the shares held by Armistice Capital Master Fund Ltd. The managing member of Armistice Capital is Steven Boyd. Armistice Capital Master Fund Ltd. is a holder of more than 5% of our capital stock.

Indemnification of Directors and Officers
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of Exicure, arising out of the person’s services as a director or executive officer.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Meetings of the Board of Directors
The Board of Directors met eleven times during the year ended December 31, 2021. Each member of the Board of Directors attended 75% or more of the aggregate number of meetings of our Board of Directors and of the committees on which he or she served during the period of the last fiscal year for which he or she was a director or committee member. We encourage our board members to attend the Annual Meeting.
Corporate Governance Guidelines
The Board of Directors has documented our governance practices in our corporate governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to, among other things, board composition and selection including diversity, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. Our Corporate Governance Guidelines and the charter for each committee of the Board of Directors may be viewed at www.exicuretx.com.
Board Leadership Structure
The positions of Chief Executive Officer and chairperson of the Board of Directors are currently held by Matthias Schroff, Ph.D. and Elizabeth Garofalo, M.D., respectively. The Board of Directors believes at this time that having a separate chairman provides a more effective channel for the Board of Directors to express its views on management, by enhancing the Board’s oversight of, and independence from, management, and allows the chief executive officer to focus more on the strategy and operations of the Company.
Risk Oversight
The Board of Directors monitors and assesses key business risks directly through deliberations of the Board of Directors and also by way of delegation of certain risk oversight functions to be performed by committees of the Board of Directors. The Board of Directors regularly reviews and assesses, among other matters, the following important areas that present both opportunities and risk to the Company’s business:
•
review and approval of the Company’s annual operating and capital spending plan and review of management’s updates as to the progress against the plan and any related risks and uncertainties;

•
periodic consideration of the balance of risk and opportunities presented by the Company’s medium to long-term strategic plan and the potential implications of success and failure in one or more of the Company’s key drug development programs;

•
regular consideration of the risks and uncertainties presented by alternative clinical development strategies;

•
regular review of the progress and results of the Company’s clinical development programs and early research efforts, including, without limitation, the strengths, weaknesses, opportunities and threats for these programs;

•
periodic review and oversight of any material outstanding litigation or threatened litigation;

•
review and approval of material collaboration partnerships for the further development and commercial exploitation of the Company’s proprietary drug development programs and technologies;

•
regular review and approval of the annual corporate goals and an assessment of the Company’s level of achievement against these established goals;

•
regular review of the Company’s financial position relative to the risk and opportunities for the Company’s business;

•
periodic review of the Company’s intellectual property estate;

•
review and assessment of succession planning and performance concerns for the Section 16 officers; and

•
periodic review of the Company’s compensation programs.

The discussion above of risk oversight matters reviewed by the Board of Directors is intended to be illustrative only and not a complete list of all important matters reviewed and considered by the Board of Directors in providing oversight and direction for the Company’s senior management and business.
The risk oversight function of the Board of Directors is also administered through various Board committees. The Audit Committee oversees the management of financial, accounting, internal controls, disclosure controls and the engagement arrangement and regular oversight of the independent auditors. The Audit Committee also periodically reviews the Company’s investment policy for its cash reserves and fraud monitoring practices and procedures, including the maintenance and monitoring of a whistleblower hotline.
The Compensation Committee is responsible for the design and oversight of the Company’s compensation programs. The Compensation Committee also regularly reviews and reports to the Board of Directors on succession planning for the executive officers and vice president level employees that report directly to the Chief Executive Officer.
The Nominating and Corporate Governance Committee periodically reviews the Company’s corporate governance practices, including certain risks that those practices are intended to address. The Nominating and Corporate Governance Committee periodically reviews the composition of the Board of Directors to help ensure that a diversity of skills and experiences is represented by the members of the Board of Directors taking into account the stage of growth of the Company and its strategic direction.
In carrying out their risk oversight functions, the Board of Directors and its committees routinely request and review management updates, reports from the independent auditors and legal and regulatory advice from outside experts, as appropriate, to assist in discerning and managing important risks that may be faced by the Company. The Board of Directors is committed to continuing to ensure and evolve its risk oversight practices as appropriate given the stage of the Company’s evolution as a pre-clinical drug development company and the fast-paced changes in the biopharmaceutical industry.
Independence of the Board of Directors
We evaluate independence by the standards for director independence set forth in the listing rules of The Nasdaq Stock Market and the rules and regulations of the SEC. Under such rules, our Board of Directors has determined that all members of the Board of Directors, except Matthias Schroff, Ph.D., are independent directors. Dr. Schroff is not an independent director under these rules because of his role as our Chief Executive Officer. In making such independence determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board of Directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.
Information Regarding the Committees of the Board of Directors
The Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information as of December 31, 2021 for each of the committees.

Name	Audit	Compensation	Nominating and Corporate Governance
Elizabeth Garofalo, M.D.	X
Brian C. Bock(1)
Jeffrey L. Cleland, Ph.D.		X
David A. Giljohann, Ph.D.(2)
Bosun Hau(3)		X*	X
Bali Muralidhar, M.D., Ph.D.		X	X*
Andrew Sassine(4)	X
James Sulat	X*
Timothy P. Walbert(5)	X		X
Total meetings in 2021	7	9	2

(1)
Mr. Bock resigned from the Board of Directors effective February 4, 2022.

(2)
Dr. Giljohann resigned from the Board of Directors effective December 10, 2021.

(3)
Mr. Hau resigned from the Board of Directors effective February 4, 2022.

(4)
Mr. Sassine resigned from the Board of Directors effective February 3, 2022.

(5)
Mr. Walbert resigned from the Board of Directors effective February 4, 2022.

*
Committee chairperson.

As a result of the changes to the Board, the Board approved a reduction in the size of the Board from eight (8) to five (5) directors, and the membership of the committees of the Board was reconstituted effective February 4, 2022.
Below is a description of each committee of the Board of Directors.
Audit Committee
Our Audit Committee is currently comprised of Elizabeth Garofalo M.D., Bali Muralidhar, M.D., Ph.D. and James Sulat. Mr. Sulat serves as the chairperson of the Audit Committee. Our Board of Directors has determined that all members are “independent” for Audit Committee purposes as that term is defined in the applicable rules of the SEC and The Nasdaq Stock Market (“Nasdaq”) rules. Our Board has designated James Sulat as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The responsibilities and duties of the Audit Committee include, among other things:
•
appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•
reviewing and approving annually a report by the independent registered public accounting firm regarding the independent registered public accounting firm’s internal quality control procedures and various issues relating thereto;

•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm;

•
establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;

•
periodically reviewing legal compliance matters, including any securities trading policies, periodically reviewing significant accounting and other financial risks or exposures to our Company and reviewing and, if appropriate, approving all transactions between our Company and any related party (as described in Item 404 of Regulation S-K promulgated under the Exchange Act);

•
establishing policies for the hiring of employees and former employees of the independent registered public accounting firm; and

•
preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement.

The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and has the authority to retain counsel and advisors to fulfill its responsibilities and duties.
The Audit Committee operates under a written charter adopted by the Board, which is available on our website at http://investors.exicuretx.com.
Compensation Committee
Our Compensation Committee is currently comprised of Jeffrey L. Cleland, Ph.D., Elizabeth Garofalo, M.D. and Bali Muralidhar, M.D., Ph.D. Dr. Cleland serves as the chairperson of the Compensation Committee. Our Board has determined that each member of the Compensation Committee is an independent director for Compensation Committee purposes as that term is defined in the applicable rules of the Nasdaq, is a “non-employee director” within the meaning of Rule 16b-3(d)(3) promulgated under the Exchange Act.
The Compensation Committee of the Board reviews the type and level of compensation for directors, officers, employees and compensation consultants of the Company, recommends compensation actions to the Board and administers the various compensation programs to be adopted by the Company. The Compensation Committee’s responsibilities include, among other things:
•
reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

•
evaluating the performance of our chief executive officer in light of such corporate goals and objectives and approving the compensation of our chief executive officer;

•
reviewing and approving the compensation of our other executive officers;

•
reviewing our compensation program and welfare and retirement plans; and

•
reviewing and making recommendations to the Board with respect to director compensation.

In addition, the Compensation Committee has sole authority to select, retain and terminate any compensation consultant to assist the Compensation Committee in the evaluation of director, chief executive officer, executive officer or senior executive compensation or any other matter deemed appropriate by the Compensation Committee, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at our expense. The Compensation Committee retained Compensia, Inc. (“Compensia”), an independent compensation consultant to conduct an independent review of our executive compensation program on behalf of the Compensation Committee for 2021. The Compensation Committee reviewed the independence of Compensia under applicable Nasdaq and SEC rules and concluded that the work of Compensia has not raised any conflict of interest.
The Compensation Committee operates under a written charter adopted by the Board, which is available on our website at http://investors.exicuretx.com.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is currently comprised of Jeffrey L. Cleland, Ph.D., Bali Muralidhar, M.D., Ph.D. and James Sulat. Dr. Muralidhar serves as the chairperson of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the committee members is an independent director, for Nominating and Corporate Governance Committee purposes as that term is defined in the applicable rules of Nasdaq. The Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•
developing and recommending to the Board of Directors criteria for membership on the Board of Directors and committees;

•
identifying individuals qualified to become members of the Board of Directors;

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each committee of the Board of Directors;

•
annually reviewing our corporate governance guidelines; and

•
monitoring and evaluating the performance of the Board of Directors and leading the Board in an annual self-assessment of its practices and effectiveness.

The Nominating and Corporate Governance Committee reviews candidates for director nominees in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of stockholders. The Nominating and Corporate Governance Committee has not adopted a policy regarding the consideration of diversity in identifying director nominees. The committee also periodically reviews the overall effectiveness of our Board, including specific areas in which the Board or management believe contributions could be improved, and overall Board composition and makeup. In the case of new director candidates, the committee will also determine whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The committee also has the authority to retain and terminate executive search firms to help identify director candidates. The committee serves as a focal point for communication between director candidates, noncommittee directors and our management.
The Nominating and Corporate Governance Committee will consider recommendations for Board nominees and proposals submitted by the Company’s stockholders. Any stockholder who wishes to recommend a director candidate is directed to submit in writing the candidate’s name, biographical information, relevant qualifications and other information required by our bylaws to our Secretary at our principal executive offices before the deadline set forth in our bylaws. All written submissions received from our stockholders will be reviewed by the Nominating and Corporate Governance Committee at the next appropriate meeting. The Nominating and Corporate Governance Committee will evaluate any suggested director candidates received from our stockholders in the same manner as recommendations received from management, committee members or members of our Board.
The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which is available on our website at http://investors.exicuretx.com.
Stockholder Communications with the Board of Directors
The Board of Directors will consider any written or electronic communication from our stockholders to the Board, a committee of the Board or any individual director. Any stockholder who wishes to communicate to the Board of Directors, a committee of the Board or any individual director should submit written or electronic communications to our Secretary at our principal executive offices, which shall include contact information for such stockholder. All communications received from stockholders shall be forwarded by our Secretary to the Board of Directors, a committee of the Board or an individual director, as appropriate, on a periodic basis, but in any event no later than the Board of Director’s next scheduled meeting. The Board of Directors, a committee of the Board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our Secretary.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at www.exicuretx.com. If we make any substantive amendments to the

Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Insider Trading, Anti-Hedging and Anti-Pledging Policy
Our insider trading policy prohibits our employees, directors and designated consultants from engaging in “hedging” or other monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, with respect to our common stock or borrowing against our common stock.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with, except that: a late report was filed on June 15, 2021 relating to an initial statement of beneficial ownership of securities by Elias D. Papadimas on June 1, 2021; a late report was filed on September 8, 2021 relating to an acquisition of shares of our common stock by Elias D. Papadimas, indirectly through his spouse’s IRA, on August 27, 2021; and a late report was filed on May 4, 2021 relating to an acquisition of certain stock options by Matthias Schroff, Ph.D. that were granted by the Compensation Committee of the Board of Directors on April 27, 2021.

DIRECTOR COMPENSATION
Under our non-employee director compensation policy, as amended, each of our non-employee directors is eligible to receive cash and equity compensation for service on our Board of Directors and committees of our Board of Directors.
Cash Compensation
Each non-employee director is eligible to receive an annual cash retainer of $40,000 for serving on the Board of Directors, and the chairperson of our Board of Directors is eligible to receive an additional annual cash retainer of $30,000. The program also provides that we compensate the members of the Board of Directors for service on our committees as follows:
•
The chairperson of our Audit Committee will receive an annual cash retainer of $15,000, and each of the other members of the Audit Committee will receive an annual cash retainer of $7,500;

•
The chairperson of our Compensation Committee will receive an annual cash retainer of $12,000, and each of the other members of the Compensation Committee will receive an annual cash retainer of $5,000; and

•
The chairperson of our Nominating and Corporate Governance Committee will receive an annual cash retainer of $8,000, and each of the other members of the Nominating and Corporate Governance Committee will receive an annual cash retainer of $5,000.

Equity Compensation
In addition to cash compensation, each non-employee director is eligible to receive nonqualified stock options and/or restricted stock unit awards under our equity incentive plans. Any stock options granted under this policy are nonstatutory stock options, with a term of ten years from the date of grant, subject to earlier termination in connection with a termination of service. Each option granted under our director compensation program has an exercise price equal to the closing price of our common stock on the grant date.
Vesting schedules for equity awards are subject to the non-employee director’s continuous service on each applicable vesting date.
Initial Award
Each non-employee director who is newly elected or appointed to our Board will be granted an initial, one-time equity award of options to purchase 100,000 shares of our common stock upon his or her appointment to the Board of Directors, with an exercise price equal to the closing price of our common stock on the date of grant. The initial award will vest in 36 substantially equal monthly installments over three years from the date of grant, subject to the director’s continued service through each applicable vesting date.
Annual Award
On the business day following the date of each of our Annual Meeting of Stockholders, each continuing non-employee director will automatically be granted an option to purchase 50,000 shares of our common stock, with an exercise price equal to the closing price of our common stock on the date of grant.
The annual awards will vest in twelve substantially equal monthly installments, subject to the director’s continued service through each applicable vesting date.
Director Compensation Table
The following table presents information regarding the compensation earned for service by our non-employee directors during the year ended December 31, 2021. Mr. Bock and Dr. Giljohann each served as a director in addition to serving as our Chief Executive Officer during the year ended December 31, 2021.

Neither Mr. Bock nor Dr. Giljohann received any additional compensation for their respective service as a director and accordingly, neither are included in the table below.
Name	Fees Earned or Paid In Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Jeffrey L. Cleland, Ph.D.	45,000	56,400	—	101,400
Elizabeth Garofalo, M.D.	39,188	198,130	—	237,318
Bosun Hau(3)	56,619	56,400	—	113,019
Chad A. Mirkin, Ph.D.(4)	13,187	—	75,000(5)	88,187
Bali Muralidhar, M.D., Ph.D.	53,000	56,400	—	109,400
James Sulat	55,000	108,810	—	163,810
Andrew Sassine(6)	39,188	198,130	—	237,318
Timothy P. Walbert(7)	82,500	56,400	—	138,900
David R. Walt, Ph.D.(8)	19,997	—	—	19,997

(1)
The amounts reported in this column reflect the grant date fair value of the option awards granted to the non-employee director during the year presented and do not reflect the actual amounts earned. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. These values have been determined in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the SEC on March 25, 2022 for a discussion of the relevant assumptions used in calculating these amounts.

(2)
As of December 31, 2021, each individual who served as a non-employee director during 2021 had outstanding options to purchase the following number of shares: Jeffrey L. Cleland, Ph.D., 115,079; Elizabeth Garofalo, M.D., 150,000; Bosun Hau, 115,079; Bali Muralidhar, M.D., Ph.D., 115,079; James Sulat, 93,386; Andrew Sassine, 150,000; Timothy P. Walbert, 115,079; and David R. Walt, Ph.D., 162,568. Dr. Mirkin resigned from the Board of Directors effective April 30, 2021 and his outstanding options subsequently expired on December 31, 2021.

(3)
Mr. Hau resigned from the Board of Directors effective February 4, 2022.

(4)
Dr. Mirkin resigned from the Board of Directors effective April 30, 2021.

(5)
Representing consulting compensation paid to Dr. Mirkin in 2021.

(6)
Mr. Sassine resigned from the Board of Directors effective February 3, 2022.

(7)
Mr. Walbert resigned from the Board of Directors effective February 4, 2022.

(8)
Dr. Walt’s term expired at our 2021 Annual Meeting of Stockholders, and he did not stand for re-election.

EXECUTIVE OFFICERS
The following sets forth information about our executive officers as of March 31, 2022.
Name	Position	Age
Matthias G. Schroff, Ph.D.	Chief Executive Officer	54
Elias D. Papadimas	Chief Financial Officer	46
Sarah Longoria	Chief Human Resource and Compliance Officer	40
Matthias G. Schroff, Ph.D. Biographical information for Dr. Schroff is presented above under the caption “Class I Directors Continuing in Office until the 2024 Annual Meeting of Stockholders.”
Elias D. Papadimas has served as our Chief Financial Officer since January 2022. Mr. Papadimas initially joined us in April 2015 and has held various positions of increasing responsibility since such date, including most recently holding the position of Chief Accounting Officer. Prior to joining us, Mr. Papadimas served as senior manager, technical accounting and external reporting at Beam, Inc. premium spirits company (subsequently, Beam Suntory), from July 2011 to August 2014. Prior to that, Mr. Papadimas held various positions in financial reporting, technical accounting and accounting operations with Hewitt Associates, Inc., a global provider of human resources outsourcing and consulting services (subsequently, Aon Hewitt), from September 2004 to July 2011, Nicor Gas from February 2003 to September 2004, and Heller Financial, Inc. from June 1997 to July 2002. Mr. Papadimas received his B.S. in accountancy from the University of Illinois at Urbana-Champaign and is a certified public accountant (CPA) in Illinois.
Sarah Longoria has served as our Chief Human Resources & Compliance Officer since December 2021 and was our Vice President, Human Resources from March 2021 to December 2021. Prior to joining us, Ms. Longoria served as vice president, head of human resources at Assertio Therapeutics, Inc., a publicly traded pharmaceutical company, from May 2020 to February 2021. Before that, Ms. Longoria held various positions of increasing responsibility with Abbott Laboratories from June 2001 to March 2020, most recently as head of human resources for three global divisions within the diagnostics segment. Ms. Longoria received her B.B.A. degree in business, human resources from the University of Wisconsin — Whitewater.

EXECUTIVE COMPENSATION
Compensation Overview
This section provides a discussion of the total compensation awarded to, earned by, or paid to, during the years ended December 31, 2021 and 2020: (1) the two individuals who served as our principal executive officer during the fiscal year ended December 31, 2021, (2) our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2021 and were serving as executive officers as of such date, and (3) any individual who would otherwise be included in (2) above but for the fact that such individual was not serving as an executive officer of ours as of December 31, 2021. We refer to these individuals in this prospectus as our named executive officers. Our named executive officers for 2021 who appear in the Summary Compensation Table are:
•
Matthias G. Schroff, our current President and Chief Executive Officer, our former Chief Scientific Officer and our former Chief Operating Officer;

•
David A. Giljohann, our former Chief Executive Officer and our former Chief Technology Officer;

•
Brian C. Bock, our former Chief Executive Officer and our former Chief Financial Officer; and

•
Douglas E. Feltner, our former Chief Medical Officer.

Role of Compensation Consultant
Our Compensation Committee reviews our executive compensation program on an annual basis or more frequently as it deems appropriate. During 2021, we retained Compensia, an independent compensation consultant, to assist in evaluating our executive compensation program, including an assessment of the competitive market for similar positions at comparable companies.
Elements of Compensation
Our executive compensation program is based on a pay-for-performance philosophy. We designed our executive compensation program to align executive compensation with our business objectives and the interests of our stockholders and to attract, retain and reward executives who contribute to our success.
As of December 31, 2021, compensation for our named executive officers was comprised primarily of the following three components.
Base Salary
Base salaries are determined on a case-by-case basis for each executive. The base salary levels are designed to reflect each executive officer’s experience, expertise and performance, as well as market compensation levels for similar positions. In addition, in evaluating 2021 and 2022 base salary levels, the Compensation Committee considered an assessment of the competitive market performed by Compensia.
The following table sets forth the annual base salaries for each of our named executive officers for 2021 and 2022.
Name	2021 BASE SALARY ($)	2022 BASE SALARY ($)
Matthias G. Schroff, Ph.D. Chief Executive Officer	425,000	550,000(1)
David A. Giljohann, Ph.D. Former Chief Executive Officer and Former Chief Technology Officer	550,000	550,000(2)
Brian C. Bock(3) Former Chief Executive Officer and Former Chief Financial Officer	405,000	525,000
Douglas E. Feltner(4) Former Chief Medical Officer	400,000	400,000

(1)
Dr. Schroff was appointed as our Chief Executive Officer, effective February 4, 2022. His salary was increased from $425,000 to $550,000 in connection with his promotion.

(2)
The Board appointed Dr. Giljohann to the position of Chief Technology Officer effective December 10, 2021 and, as of such date, he no longer held the position of Chief Executive Officer. Effective January 31, 2022, Dr. Giljohann separated from the Company.

(3)
Effective May 13, 2021, Mr. Bock was appointed as our Chief Financial Officer. Effective December 10, 2021, the Board appointed Mr. Bock as our Chief Executive Officer. In connection with Mr. Bock’s appointment as our Chief Executive Officer, Mr. Bock’s annual base salary was increased to $525,000. Mr. Bock resigned from the role of our Chief Executive Officer effective February 4, 2022. We entered into an advisor agreement with Mr. Bock, dated as of February 4, 2022, pursuant to which Mr. Bock serves as Special Advisor to the Chief Executive Officer for an initial transition period of three months. Mr. Bock is not entitled to an annual base salary pursuant to the advisor agreement but is instead we will compensate Mr. Bock at a flat rate of $25,000 per month during an initial transition period of three months.

(4)
Dr. Feltner separated from the Company effective January 31, 2022. His base salary remained unchanged during this time.

Annual Cash Incentive Bonuses
Annual cash incentive bonuses provide incentive award opportunities for the achievement of performance goals established by our Compensation Committee. The payment of awards under our 2021 annual cash incentive bonus program is subject to the attainment of specific performance goals relating to research and development and financing. Each executive officer’s target bonus amount is expressed as a percentage of the executive officer’s annual base salary and is intended to be commensurate with the executive officer’s position and responsibilities.
The following table sets forth the target bonus opportunities for each of our named executive officers for 2021 and 2022.
Name	2021 BONUS TARGET (%)	2022 BONUS TARGET (%)
Matthias G. Schroff, Ph.D. Chief Executive Officer	40	50(1)
David A. Giljohann, Ph.D. Former Chief Executive Officer and Former Chief Technology Officer	55	N/A
Brian C. Bock(2) Former Chief Executive Officer and Former Chief Financial Officer	50	50
Douglas E. Feltner Former Chief Medical Officer	40	N/A

(1)
Dr. Schroff was appointed as our Chief Executive Officer, effective February 4, 2022. His bonus target was increased in connection with his promotion.

(2)
Mr. Bock was appointed as our Chief Executive Officer, effective December 10, 2021. His bonus target was increased from 40% to 50% in connection with his promotion.

(3)
Mr. Bock resigned from the role of our Chief Executive Officer effective February 4, 2022.

Stock Option Awards
We believe equity awards in the form of options to purchase shares of our common stock provide an incentive for our executives to focus on driving growth in our stock price and long-term value creation and helps us attract and retain key talent. In addition, we believe that the granting of stock options further aligns the interests of our executive officers with those of our stockholders as the options only have value if our stock price increases after the date of grant.
In April 2021, the Compensation Committee granted to Dr. Schroff options to purchase 536,200 shares of our common stock at an exercise price $1.90 per share as set forth in the Outstanding Equity Awards at Fiscal Year-End table below. This grant is scheduled to vest in 48 substantially equal monthly installments based on Dr. Schroff’s continued service with us during the vesting period. In April 2021, the Compensation Committee granted Dr. Giljohann options to purchase 1,142,900 shares of our common stock at an exercise price of $1.90 per share as set forth in the Outstanding Equity Awards at Fiscal Year-End table below. Dr. Giljohann’s option grant was scheduled to vest in 48 substantially equal monthly installments based on Dr. Giljohann’s continued service with us during the vesting period. In April 2021, the Compensation Committee granted Dr. Feltner options to purchase 220,000 shares of our common stock at an exercise price of $1.90 per share as set forth in the Outstanding Equity Awards at Fiscal Year-End table below. Dr. Feltner’s option grant was scheduled to vest in 48 substantially equal monthly installments based on Dr. Feltner’s continued service with us during the vesting period.
In May 2021, as a material inducement to Mr. Bock’s acceptance of employment with us and pursuant to a stand-alone nonstatutory stock option agreement outside of our 2017 Equity Incentive Plan, the Compensation Committee approved the grant to Mr. Bock of options to purchase 600,000 shares of our common stock at an exercise price $1.54 per share. The grant was scheduled to vest over four years, with one-fourth of the shares subject to the option vesting on the first anniversary of Mr. Bock’s employment start date, and the remainder vesting in a series of 36 substantially equal monthly installments thereafter, subject to Mr. Bock’s continued service with us as of each such vesting date. In connection with Mr. Bock’s resignation from the Company on February 4, 2022, Mr. Bock’s stock options were forfeited.
Retirement Benefits and Other Compensation
Our named executive officers are also eligible to participate in our 401(k) plan, 2017 Employee Stock Purchase Plan and health and welfare benefit plans that are generally available to our other salaried employees, in each case, on the same basis as all of our other employees.
Summary Compensation Table
The following table provides a summary of compensation paid or accrued for the years ended December 31, 2021 and 2020 to our named executive officers.
Name and principal position	Year	Salary ($)	Option awards ($)(1)	Non-equity Incentive plan compensation ($)(2)	All other compensation ($)(3)	Total ($)
Matthias G. Schroff, Ph.D.(4) Chief Executive Officer and Former Chief Operating Officer and Chief Scientific Officer	2021	449,111	713,146	17,803	12,172	1,192,232
	2020	375,000	—	138,000	12,250	525,250
David A. Giljohann, Ph.D.(5) Former Chief Executive Officer and Former Chief Technology Officer	2021	560,577	1,520,057	—	9,750	2,090,384
	2020	560,752	725,440	265,815	9,750	1,561,757
Brian C. Bock(6) Former Chief Executive Officer and Former Chief Financial Officer	2021	269,824	480,000(7)	169,717	9,750	929,291
Douglas E. Feltner, M.D.(8) Former Chief Medical Officer	2021	409,231	292,600	—	12,250	714,081
	2020	239,882	770,480	63,480	—	1,073,842

(1)
The amounts reported in this column reflect the grant date fair value of the option awards granted to the named executive officers during the years presented and do not reflect the actual amounts earned.

Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. These values have been determined in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the SEC on March 25, 2022 for a discussion of the relevant assumptions used in calculating these amounts.
(2)
Pursuant to the terms of the named executive officer’s employment agreement or offer letter, each named executive officer is eligible to receive an annual bonus award under our annual cash incentive bonus program, subject to the achievement of annual performance milestones as determined by the Compensation Committee in its sole discretion. The amounts reported for 2021 represent the earned amounts in connection with the achievement of 2021 annual performance milestones (paid in 2022). The amounts reported for 2020 represent the earned amounts in connection with the achievement of 2020 annual performance milestones (paid in 2021).

(3)
The amounts reported in this column represent a match of contributions to our 401(k) savings plan.

(4)
Dr. Schroff served as our Chief Operating Officer in 2021 until December 10, 2021, and as our Chief Scientific Officer from December 10, 2021 through February 4, 2022. Effective February 4, 2022, Dr. Schroff was appointed as Chief Executive Officer, succeeding Mr. Bock.

(5)
Dr. Giljohann served as our Chief Executive Officer in 2021 until December 10, 2021, when he was succeeded by Mr. Bock. Effective December 10, 2021, Dr. Giljohann was appointed as our Chief Technology Officer, a role he served in through January 31, 2022, at which time Dr. Giljohann separated from the Company. In connection with his separation, Dr. Giljohann will receive a separation payment equal to $550,000, less applicable withholdings and deductions, payable during the twelve-month period following Dr. Giljohann’s separation from the Company. In addition, the Board has agreed to extend the post-termination exercise period of his vested stock options, such that each of his vested stock options that was outstanding as of January 31, 2022 shall remain exercisable until the earlier to occur of (a) December 10, 2022 and (b) the applicable option’s original expiration date.

(6)
Mr. Bock was not a named executive officer in 2020. He was appointed as our Chief Financial Officer on May 13, 2021. In December 2021, he was appointed as our Chief Executive Officer effective December 10, 2021. Effective February 4, 2022, Mr. Bock resigned from the position of our Chief Executive Officer and as a member of the Board. We entered into an advisor agreement with Mr. Bock, dated as of February 4, 2022, pursuant to which Mr. Bock serves as Special Advisor to the Chief Executive Officer for an initial transition period of three months. After the initial transition period, the advisor agreement will automatically renew on a quarterly basis, unless either party terminates the advisor agreement prior to such quarterly anniversary date.

(7)
In connection with Mr. Bock’s resignation from the Company on February 4, 2022, Mr. Bock’s stock options were forfeited.

(8)
Dr. Feltner ceased serving as our Chief Medical Officer effective January 30, 2022. In connection with his separation, Mr. Feltner will receive (i) a severance payment of approximately $200,000, which will be payable in the form of salary continuation payments and (ii) his annual cash bonus for 2022, based on the actual achievement of the performance targets, pro-rated for the one-month portion of 2022 that he was employed by the Company, and the bonus will be payable at the same time bonuses are paid to senior management (which is currently expected to occur in the first quarter of 2023). Due to Dr. Feltner’s termination of employment, his outstanding stock options will expire on April 30, 2022.

Employment Agreements
We have employment agreements with each of our executive officers. The employment agreements describe the basic terms of the executives’ employment, including the start date, initial annual base salary, initial annual bonus target and any initial equity awards.
Matthias G. Schroff, Ph.D.   In connection with Dr. Schroff’s appointment as Chief Executive Officer, we and Dr. Schroff entered into a Second Amended and Restated Employment Agreement dated January 26, 2022 (the “Schroff Amended and Restated Agreement”), which amends and restates the Amended and Restated Employment Agreement between Dr. Schroff and us, effective as of December 10, 2019, the side letter agreement between Dr. Schroff and us dated June 9, 2020 and the Second Amendment to the Amended and Restated Employment Agreement between Dr. Schroff and us effective December 10, 2021. Under the terms of the Schroff Amended and Restated Agreement, Dr. Schroff’s initial annual base salary was increased to $550,000 and he is eligible to earn an annual cash incentive bonus, which is initially set at a target aggregate bonus amount of 50% of Dr. Schroff’s annual base salary, upon achievement of certain individual and/or Company performance goals set by the Compensation Committee. In the event of termination of Dr. Schroff ‘s employment by us without “Cause” or by Dr. Schroff with “Good Reason” (as such terms are defined in the Schroff Amended and Restated Agreement), Dr. Schroff shall be entitled to a cash severance payment equal to twelve (12) months of his base salary, payable in the form of salary continuation payments during the applicable severance period. In the event of termination of Dr. Schroff’s employment by us without “Cause” or by Dr. Schroff with “Good Reason” (as such terms are defined in the Schroff Amended and Restated Agreement) within twelve (12) months following a “Change in Control” of the Company (as such term is defined in the Amended and Restated Employment Agreement between Dr. Schroff and us, effective as of December 10, 2019), Dr. Schroff’s severance period shall be increased to eighteen (18) months from the date of termination. We also agreed to pay Dr. Schroff an annual cash bonus equal to his annual target bonus opportunity for the year in which the termination of employment occurs. In addition, if Dr. Schroff timely elects to receive continued coverage under the Company’s group health care plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), then he will be entitled to receive payment of the employer portion of his COBRA premiums until the earlier of (a) eighteen (18) months from his termination date or (b) the date he obtains or becomes eligible for health care coverage from a new employer or otherwise. Dr. Schroff’s receipt of any severance payments or benefits from us is dependent upon his execution and non-revocation of a release of claims in favor of the Company.
David A. Giljohann, Ph.D.   While employed as our Chief Executive Officer Dr. Giljohann’s base salary was $550,000 and he was eligible to earn an annual cash incentive bonus, which was initially set at a target aggregate bonus amount of 50%. In the event of termination of Dr. Giljohann’s employment by us without “Cause” or by Dr. Giljohann with “Good Reason” (as such terms are defined in Dr. Giljohann’s original employment agreement) he would be entitled to receive cash severance equal to twelve (12) months of base salary, or if within within twelve (12) months following a “Change in Control” of the company (as such term is defined in Dr. Giljohann’s original employment agreement), Dr. Giljohann’s severance period would be increased to eighteen (18) months from the date of termination. In addition, if Dr. Giljohann timely elects to receive continued coverage under our group health care plan pursuant to COBRA, then he will be entitled to receive payment of the employee portion of his COBRA premiums until the earlier of (a) eighteen (18) months from his termination date or (b) the date he obtains or becomes eligible for heath care coverage from a new employer or otherwise. In connection with Dr. Giljohann’s separation, Dr. Giljohann received (i) a severance payment of approximately $550,000, which is payable in the form of salary continuation payments, (ii) the employer portion of his applicable COBRA premium payments until the earlier of (1) twelve (12) months following his termination of employment or (2) the date upon which he obtains or becomes eligible for other health care coverage from a new employer, and (iii) his annual cash bonus for 2022, based on the actual achievement of the performance targets, pro-rated for one-month portion of 2022 that he was employed by us, and the bonus will be payable at the same time bonuses are paid to senior management (which is currently expected to occur in the first quarter of 2023).
Brian C. Bock.   In connection with his appointment as our Chief Financial Officer, we and Mr. Bock entered into an employment agreement dated April 16, 2021 (the “Bock Original Agreement”). Under the terms of the Bock Original Agreement, Mr. Bock’s initial annual salary was $405,000 and he was eligible to earn an annual cash inventive bonus, which was initially set at a target aggregate bonus amount of 40% of Mr. Bock’s annual base salary, upon achievement of certain individual and/or Company performance goals set by the Compensation Committee. Mr. Bock was also eligible to receive a sign-on bonus of $120,000 payable in two tranches, each equal to 50% of the sign-on bonus. The first trance of the sign-on bonus was payable by the end of December 2021 and the second trance of the sign-on bonus is payable by the end of December 2022. Each tranche vests over 12-months and is subject to a one-year quarterly graded claw back in the event that Mr. Bock terminated his employment voluntarily or is terminated by the Company for cause (as defined in the Bock Original Agreement). In connection with Mr. Bock’s appointment as our Chief Executive Officer, we and Mr. Bock entered into an amendment to his employment agreement, dated April 26, 2021 (the “Bock Amendment”). Under the terms of the Bock Amendment, Mr. Bock’s base salary was increased to $525,000 and Mr. Bock was eligible to receive an annual cash incentive bonus set at target aggregate bonus amount of 50% of Mr. Bock’s salary, upon achievement of certain individual and/or

Company performance goals set by the Compensation Committee. In the event of termination of Mr. Bock’s employment by us without “Cause” or by Mr. Bock with “Good Reason” (as such terms are defined in Mr. Bock’s original employment agreement) within twelve (12) months following a “Change in Control” of the company (as such term is defined in Mr. Bock’s original employment agreement), Mr. Bock’s severance period would be increased to eighteen (18) months from the date of termination. We also agreed to pay Mr. Bock an annual cash bonus equal to his annual target bonus opportunity for the year in which the termination of employment occurs, payable no later than 30 days after the effective date of the release contemplated by the Bock Amendment. In additional, if Mr. Bock timely elects to receive continued coverage under our group health care plan pursuant to COBRA, then he will be entitled to receive payment of the employee portion of his COBRA premiums until the earlier of (a) eighteen (18) months from his termination date or (b) the date he obtains or becomes eligible for heath care coverage from a new employer or otherwise. In connection with Mr. Bock’s transition to Special Advisor to the Chief Executive Officer, we and Mr. Bock entered into an advisor agreement, dated as of February 4, 2022, pursuant to which we will compensate Mr. Bock at a flat rate of $25,000 per month during an initial transition period of three months. After the initial transition period, the advisor agreement will automatically renew on a quarterly basis, unless either party terminates the advisor agreement prior to such quarterly anniversary date.
Douglas E. Feltner, M.D.   While employed as our Chief Medical Officer, Dr. Feltner’s base salary was $400,000 and he was eligible to earn an annual cash incentive bonus, which was initially set at a target aggregate bonus amount of 40%. In the event of termination of Dr. Feltner’s employment by us without “Cause” or by Dr. Feltner with “Good Reason“ (as such terms are defined in Dr. Feltner’s original employment agreement) he would be entitled to receive cash severance equal to six (6) months of base salary, or if within twelve (12) months following a “Change in Control“ of the company (as such term is defined in Dr. Feltner’s original employment agreement), Dr. Feltner’s severance period would be increased to fifteen (15) months from the date of termination. In addition, if Dr. Feltner timely elects to receive continued coverage under our group health care plan pursuant to COBRA, then he will be entitled to receive payment of the employee portion of his COBRA premiums until the earlier of (a) eighteen (18) months from his termination date or (b) the date he obtains or becomes eligible for heath care coverage from a new employer or otherwise. In connection with Dr. Feltner’s separation, Dr. Feltner received (i) a severance payment of approximately $200,000, which is payable in the form of salary continuation payments, (ii) a lump sum amount of $31,953.67 to cover his monthly COBRA premiums for a period of six (6) months or to the cost of his other post-employment health insurance coverage, and (iii) his annual cash bonus for 2022, based on the actual achievement of the performance targets, pro-rated for one-month portion of 2022 that he was employed by us, and the bonus will be payable at the same time bonuses are paid to senior management (which is currently expected to occur in the first quarter of 2023).
Defined Contribution Plan
We sponsor a defined contribution plan intended to qualify under Section 401 of the Internal Revenue Code (the “Code”) as a 401(k) plan. Employees who are at least 21 years of age are generally eligible to participate and may enter the plan on the first day of any month following the employment start date. Participants may make pre-tax contributions or Roth 401(k) contributions up to the maximum limit established by the Code. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees below age 50. Participant contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Participants are immediately and fully vested in their contributions. We provide matching contributions under the plan of up to 100% of the first 50% of the participant’s elective contributions.
Outstanding Equity Awards at Fiscal Year-End
The following table presents information regarding the outstanding and unexercised stock options held by each of the named executive officers as of December 31, 2021. None of the named executive officers held any outstanding restricted stock or other equity awards as of that date.

Name	Grant Date	Vesting Commencement Date	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)(1)	Option expiration date
Matthias G. Schroff, Ph.D.	5/1/2018(2)	4/1/2018	316,250	28,750	3.00	5/1/2028
	4/27/2021(3)	4/27/2021	79,366	396,834	1.90	4/26/2031
	4/27/2021(3)	4/27/2021	10,000	50,000	1.90	4/26/2031
David A. Giljohann, Ph.D.	11/20/2012(2)	11/20/2012	24,824	—	0.65	11/20/2022
	12/31/2012(2)	12/31/2012	24,824	—	0.65	12/31/2022
	1/29/2014(2)	1/29/2014	248,372	—	0.65	1/29/2024
	4/28/2015(3)	2/20/2015	347,543	—	1.03	4/28/2025
	11/24/2015(3)	11/24/2015	709,145	—	1.98	11/24/2025
	1/4/2017(3)	12/15/2016	496,489	—	4.21	1/4/2027
	3/13/2020(3)	3/13/2020	381,283	490,221	1.19	3/12/2030
	4/27/2021(3)	4/27/2021	190,483	952,417	1.90	4/26/2031
Brian C. Bock	5/13/2021(4)	5/13/2021	—	600,000	1.54	5/12/2031
Douglas E. Feltner, M.D.	6/3/2020(2)	5/18/2020	158,333	241,667	2.72	6/2/2030
	4/27/2021(3)	4/27/2021	36,666	183,334	1.90	4/26/2031

(1)
In connection with the October 2014 repricing of our outstanding option awards, the option exercise price for all outstanding options that were granted prior to October 2014 was adjusted to $0.65 per share. On March 24, 2022, our Board of Directors unanimously approved the repricing of all outstanding and unexercised stock options granted under our 2015 Equity Incentive Plan and 2017 Equity Incentive Plan and held by our current employees, executive officers, and directors. The exercise price of the eligible stock options will be reduced to the closing price of our common stock on April 1, 2022.

(2)
One-fourth of the shares subject to these options vest on the first anniversary of the vesting commencement date, and the remainder of the shares subject to these options vest in 36 substantially equal monthly installments thereafter on the same day of the month as the vesting commencement date (or if there is no corresponding day, on the last day of such month), subject to the executive continuing to be employed by us through each applicable vesting date.

(3)
These options vest in 48 substantially equal monthly installments, commencing on the vesting commencement date and subject to the executive continuing to be employed by us through each applicable vesting date.

(4)
In connection with Mr. Bock’s resignation from the Company on February 4, 2022, Mr. Bock’s stock options were forfeited.

Securities Authorized for Issuance under Equity Compensation Plans
The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2021, which as of that date consisted of our 2017 Equity Incentive Plan and 2017 Employee Stock Purchase Plan.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	10,248,023	$2.06	4,919,033(2)(3)
Equity compensation plans not approved by stockholders	—	—	—
Total	10,248,023	$2.06	4,919,033

(1)
On March 24, 2022, our Board of Directors unanimously approved the repricing of all outstanding and unexercised stock options granted under our 2015 Equity Incentive Plan and 2017 Equity Incentive Plan and held by our current employees, executive officers, and directors. The exercise price of the eligible stock options will be reduced to the closing price of our common stock on April 1, 2022.

(2)
Represents 3,904,367 and 1,014,666 shares of common stock available for issuance under the 2017 Equity Incentive Plan and 2017 Employee Stock Purchase Plan, respectively, as of December 31, 2021.

(3)
The number of shares of common stock reserved for issuance under the 2017 Equity Incentive Plan automatically increases on January 1 of each year, beginning on January 1, 2020, by the lesser of (i) 4,600,000 shares, (ii) 5% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or (iii) a lesser number of shares determined by the Compensation Committee. Effective January 1, 2022, pursuant to the terms of the 2017 Equity Incentive Plan, the number of awards that are reserved and may be awarded under the 2017 Equity Incentive Plan was automatically increased by 4,600,000 awards. The number of shares of common stock reserved for issuance under the 2017 Employee Stock Purchase Plan automatically increases on January 1 of each year, beginning on January 1, 2018, by the lesser of (i) 300,000 shares of common stock, (ii) 0.3% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or (iii) such lesser number of shares determined by our Board. Effective January 1, 2022, pursuant to the terms of the 2017 Employee Stock Purchase Plan, the number of shares that are reserved and may be issued under the 2017 Employee Stock Purchase Plan was automatically increased by 300,000 shares.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission (the “SEC”) and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Company. The Audit Committee has discussed with KPMG LLP, its independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP the firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Audit Committee
James Sulat (Chairman)
Elizabeth Garofalo, M.D.
Bali Muralidhar, M.D., Ph.D.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials (the “Notice”) or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker or the Company. Direct your written request to our Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614. Stockholders who currently receive multiple copies of the Notices at their addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), certain stockholder proposals may be eligible for inclusion in our 2023 proxy statement. Any such proposal must be submitted in writing by December 13, 2022 to our Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614. If we change the date of our 2023 Annual Meeting of Stockholders by more than thirty days from the date of the previous year’s annual meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that if you wish to submit a proposal that is not to be included in the proxy statement for our 2023 Annual Meeting of Stockholders or nominate a director, a timely written notice of a stockholder proposal must be delivered to, or mailed and received by, our Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614, no earlier than January 27, 2023 (120 days prior to the first anniversary of our 2022 Annual Meeting of Stockholders) and no later than the close of business on February 26, 2023 (90 days prior to the first anniversary of our 2022 Annual Meeting of Stockholders), which notice must contain the information specified in our bylaws. If we change the date of our 2023 Annual Meeting of Stockholders by more than 30 days before, or more than 60 days after, the one-year anniversary of the 2022 Annual Meeting of Stockholders, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the 90th day prior to our 2023 Annual Meeting of Stockholders or, if later, the 10th day following the day on which certain public disclosure as described in our bylaws of the meeting date is made. The public announcement of an adjournment or postponement of the 2023 Annual Meeting of Stockholders does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Proxy Statement. You are advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 28, 2023. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our bylaws as described above.
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,
/s/ Matthias Schroff, Ph.D. Matthias Schroff, Ph.D. Chief Executive Officer
April  , 2022
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 25, 2022, is available without charge upon request to: Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614, or by phone, at (847) 673-1700.

ANNEX A
CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
EXICURE, INC.
Exicure, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), does hereby certify as follows:
1.
The name of the Corporation is Exicure, Inc. The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on February 6, 2017 under the original name of the Corporation, Max-1 Acquisition Corporation, and was amended by the Certificate of Amendment filed with the Secretary of State of the State of Delaware on September 26, 2017 and was further amended by the Certificate of Merger filed with the Secretary of State of the State of Delaware on September 26, 2017. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 15, 2017 (the “Certificate of Incorporation”).

2.
The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending the Certificate of Incorporation, as follows:

Effective as of the effective time of 5:00 p.m., Eastern Time, on [DATE], 2022 (the “Effective Time”), each [ten (10), eleven (11), twelve (12), thirteen (13), fourteen (14) . . . thirty (30)]1 shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined into one (1) share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued as a result of the Reverse Split and, in lieu thereof, upon receipt after the Effective Time by the exchange agent selected by the Corporation of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-Reverse Split Common Stock, any stockholder who would otherwise be entitled to a fractional share of post-Reverse Split Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Split Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-Reverse Split Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Corporation’s Common Stock (as adjusted to give effect to the Reverse Split) on The Nasdaq Stock Market during regular trading hours for each of the five (5) consecutive trading days immediately preceding the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time,

1
These amendments approve the combination of any whole number of shares of the Corporation’s Common Stock between and including ten (10) and thirty (30) into one (1) share of the Corporation’s Common Stock. By these amendments, the stockholders would approve each of the alternate amendments proposed by the Corporation’s Board of Directors. If the reverse stock split proposal is approved by stockholders, the Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that reverse stock split ratio determined by the Company’s Board of Directors to be in the best interests of the Company and its stockholders. The other amendments will be abandoned pursuant to Section 242(c) of the General Corporation Law of the State of Delaware. The Corporation’s Board of Directors may also elect not to effect any reverse stock split, in which case all proposed alternate amendments will be abandoned.

represented shares of pre-Reverse Split Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of post-Reverse Split Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of pre-Reverse Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the Reverse Split, as well as any cash in lieu of fractional shares of post-Reverse Split Common Stock to which such holder may be entitled as set forth above. The Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-Reverse Split Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.
3.
The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.

4.
Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

5.
This amendment to the Certificate of Incorporation shall be effective on and as of as of the effective time of 5:00 p.m., Eastern Time, on [DATE], 2022.

[Signature Page Follows]

In Witness Whereof, the undersigned has caused this Certificate of Amendment to be signed by its duly authorized officer on the        day of            , 2022.
EXICURE, INC.
By:
Name:	Matthias Schroff, Ph.D.
Title:	Chief Executive Officer

EXICURE, INC. 2430 N. HALSTED STREET CHICAGO, IL 60614 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on May 26, 2022. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/XCUR2022 You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 26, 2022. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D75200-P72223 KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYEXICURE, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Bali Muralidhar, M.D., Ph.D. 02) James Sulat The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. The Board of Directors recommends you vote FOR the following proposal: 3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1-for-10 to 1-for-30, with such ratio to be determined in the discretion of the Board of Directors. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Due to public health concerns regarding the COVID-19 pandemic, the Annual Meeting will be held in virtual format only. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Our Annual Meeting will be broadcast live on the Internet. To listen to the broadcast, log on to:www.virtualshareholdermeeting.com/XCUR2022.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com.D75201-P72223 EXICURE, INC.Virtual Annual Meeting of StockholdersMay 27, 2022 1:00 PM CTThis proxy is solicited by the Board of DirectorsThe undersigned appoint(s) Matthias Schroff, Ph.D. and Elias D. Papadimas or either of them, as proxies, each with the power of substitution and revocation, and hereby authorize(s) them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of EXICURE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of EXICURE, INC. to be held virtually via live audio-only webcast at 1:00 PM, Central Time, on May 27, 2022 atwww.virtualshareholdermeeting.com/XCUR2022, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side